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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-21371


                               Janus Adviser
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 12/31


Date of reporting period: 12/31/03

Item 1 - Reports to Stockholders

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2003 ANNUAL REPORT

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JANUS ADVISER                      US Value Fund

                                   International Equity Fund

                                                            [LOGO] JANUS CAPITAL
                                                                          Group
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TABLE OF CONTENTS

JANUS ADVISER

     Portfolio Managers' Commentaries and Schedules of Investments

        US Value Fund ...............................................     1

        International Equity Fund ...................................     5

     Statements of Assets and Liabilities ...........................    10

     Statements of Operations .......................................    11

     Statements of Changes in Net Assets ............................    12

     Financial Highlights ...........................................    13

     Notes to Schedules of Investments ..............................    17

     Notes to Financial Statements ..................................    18

     Report of Independent Auditors .................................    28

     Explanations of Charts, Tables and Financial Statements ........    29

     Trustees and Officers ..........................................    31

     Shareholder Meetings ...........................................    35


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US VALUE FUND (unaudited)                                 Managed by Vontobel
                                                          Asset Management, Inc.

FUND PERFORMANCE AND MARKET COMMENTARY
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[PHOTO]

Ed Walczak
portfolio manager

WHY DOES RUBBISH OCCASIONALLY BOUNCE?

Such a title for a year-end review might lead the cynical reader to believe that we are just bad sports. Having had a cumulative positive performance of 36.28% (Class A Shares) during the bear market years of 2000, 2001, and 2002 by emphasizing quality companies at attractive prices, the fact that the Fund rose "merely" 24.32% for its Investor Shares and 24.32% for its Class I Shares in 2003 vs. the S&P 500(R) up 28.67%, the NASDAQ up 50.01%, the Russell 2000 Index up 47.25% and the average U.S. diversified stock fund up 32.80%, might lead one to believe that we are just plain jealous at the much higher returns earned by many others in 2003 and hence looking to heave unfair criticism.(1) The limelight clearly went elsewhere in 2003 - to technology, cyclicals and commodities - sectors in which we rarely traffic because of the quality constraints imposed by our investment paradigm, and so one could suspect that maybe we've just fallen into an intellectual funk.

The December 29, 2003 edition of The Financial Times called it the "Flight from Quality." The Times observed, "Over the last year, the biggest investment gains have come from poor quality stocks in poor quality sectors. Companies making losses and paying no dividends have done better that those reporting profits and paying dividends. It is worrisome to find the same investment themes that worked in 1999 working so well this year." Why did this occur and why didn't we take full advantage of this phenomenon?

The stocks of lesser quality, more precariously positioned businesses, frequently do well at the onset of an economic recovery as a breath of much needed oxygen is pumped into their weakened bodies. Many companies with low earnings and stretched balance sheets are literally saved from the clutches of death. Even companies that are not quite that bad off like Lucent and Ford Motor tend to do well as the benefits of a strong economy are perceived to ultimately trickle down to them also. Since many investors in the market rely on relative earnings strength to guide their stock picks rather than fundamental analysis which would take into consideration the net present value of many years of future earnings power, nonsensical as it may be, if today's economy is doing better, cyclical stocks typically rise and if today's economy is doing poorly, cyclical stocks usually fall. After a few years of recession, there are typically many low P/E stocks of lower quality businesses available in the marketplace that may subsequently have enormous price rises once the economy resuscitates, because of many investors' tendencies to chase relative earnings strength.

Unlike many other "value" managers, we elect not to purchase the Fords and the Lucents at the bottom of a cycle for three principal reasons. First, we never predicate any investment decision on an economic outlook - it's too difficult to do and we don't know many rich economists. Second, if a forecasted economic boom didn't materialize, we wouldn't want to be stuck holding what we see as poor quality businesses like Ford, Lucent, or Phelps Dodge. We believe these are not long-term money making businesses with superior economics that you can live with for five years. We see these as volatile, low return on equity, low return on asset businesses whose stock prices may boom but frequently, later, bust. If you traffic in these goods, we believe you've got to be very good at getting out of these stocks at precisely the right time, also. The principal reason why we elect not to purchase many of these apparently "cheap" stocks at the end of a recession is due to their lack of quality and the fact that we won't be able to live with them if inadvertently stuck with them.

A third, tactical and less important reason for not trafficking in what we call "D" quality businesses (the "rubbish" that occasionally bounces) is that it is much harder to value a "D" quality company. Ford Motor Company earned 15 cents per share in 2002, lost $3.02 in 2001, and earned $3.22 in 2000. What, then, is Ford's "normalized" earning power? We certainly can't come up with an intrinsic value number for Ford, either because we have no idea what its earning power will be five years out, or even whether Ford will have any earnings. Yes, most businesses are cyclical, or subject to cycles (look at our insurance stocks, for example), but we believe the low water mark of an AIG's return on equity is a lot higher than a Ford Motor's and the variability in earnings from low to high is a lot less, (ditto for virtually all of our companies) because AIG is in a much better business than Ford Motor (it always seems to come back to quality, doesn't it?)

We believe that our investment approach is a very simple, commonsensical one. Buy quality businesses that you can own over long periods of time at attractive prices. If a minimum threshold of quality is not there in our eyes (and quality is defined based on long-term return on equity, superior management, etc.) then to put clients' monies in lesser-quality businesses whose stock prices may or may not be the temporary beneficiaries of an economic revival or continued economic boom, is what we call speculation, and this will not do. We want to invest, not speculate.

An alternative title to our year-end review might have been "The Year of the Big Trim" because during 2003 we added only one new equity to the portfolio (Fifth Third Bancorp, back in April). However, as the year progressed, we took profit in a number of well-performing issues like Tiffany, and cut back our exposure to a number of individual equities as price targets were approached, so that we ended the year with roughly 20% cash and equivalents. In the fourth quarter we trimmed AIG, Berkshire Hathaway, Corus Bankshares, Watts Industries, Golden West Financial, Old Republic and State Street Bank. After Tiffany, our two smallest cap companies, Corus and Watts, were our best performers for the year.


                                             Janus Adviser  December 31, 2003  1

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US VALUE FUND (unaudited)

Golden West, up this year, is now less than a one percent position in the portfolio. American Express and Health Management Associates also did very well, each rising about 35% this year. Having 20% cash doesn't necessarily mean that we think that the market can't keep going up, or that we are bearish regarding our own portfolio. A large cash position simply means that we are having a harder time today finding high-quality businesses to buy at attractive valuations.

Detracting from our performance in 2003 were Freddie Mac, Safeway and Fifth Third Bankcorp., although Berkshire Hathaway and Fannie Mae also hurt on a relative basis. We have written much in recent quarterlies regarding Fannie and Freddie and have neither changed our point of view nor our substantial holdings in the stocks (together they account for about 16% of our fund's net assets). We think Fannie and Freddie are in good growth businesses, that the stocks are significantly undervalued and that, even if interest rates rise one or two hundred basis points this year, Fannie and Freddie will still be capable of growing their earnings. Freddie Mac recently completed the restatement of several prior years' earnings, which resulted in a cumulative upwards adjustment of $5 billion, as expected. Both Fannie and Freddie are more than adequately capitalized based on today's regulatory requirements, and we do not anticipate any meaningful changes in that regard. As investors, we would welcome a stronger regulator. In the meantime, Fannie Mae and Freddie Mac continue to benefit from lower funding costs despite no explicit guarantees on their debt from the federal government. Fifth Third, at $59, is up from our initial purchase price of $48, but the stock was essentially flat for the year. We believe that as corporate loan demand continues to pick up with a perculating economy, and as Fifth Third Bancorp gets itself in compliance with certain lending standards that were of concern to Federal regulators, Fifth Third Bancorp will in the future perform in line with its stellar financial legacy. Safeway has probably been our weakest performing business this year, as even food sales were knocked by a weak economy, one-off costs were incurred in centralizing purchasing, and the company is also being impacted by a strike as it attempts to bring health and benefit costs under control. On the key strategic issue of Wal-Mart's impending encroachment on Safeway's geography, we believe that there is room enough for both companies to prosper and grow. Priced at about 10 times their projection of this year's expected earnings, unless it is a true "value trap," we believe Safeway is cheap.

As we look forward into 2004, despite our 20% cash position, some rather de miminus positions in individual stocks like Golden West and Liz Claiborne, (which may suggest limited upside from these levels for these particular stocks) and despite the apparent paucity of good companies selling for cheap prices, we are not bearish about the portfolio. We believe that we are prudently managing risk, that absolute returns are our principal priority, and that there is still money to be made in the portfolio as a whole. We are well aware that insurance is a cyclical business whose cycle may be getting long in the tooth, but we have done a fair amount of profit taking in the group over the year (we have no more Bermuda reinsurers and have cut back on every insurance stock except for Cincinnati Financial). Even if insurance prices generally flatten or rise at a less aggressive rate, we believe our companies can still enjoy healthy increases in their book values as today's operating income falls cleanly to their book values rather than being diverted to repair balance sheets and reserves which should benefit their stock prices. If the economy continues to boom and tech, cyclicals and commodities continue to do well, then we probably won't participate as much, just like 2003. That's OK with us. We're not about to contemplate violating our successful long-term investment approach to try to keep up with the "bouncing rubbish." We're in it for the long run and we hope to attract clients that have similar objectives and time horizons. Good luck and health to everyone in the New Year and we thank you for your investment in the Fund!

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

US Value Fund - A Shares (at MOP)***          $55,273
S&P 500(R) Index                              $44,047

A graphic comparison of the change in value of a hypothetical $10,000 investment in US Value Fund - A Shares (at MOP) and the S&P 500(R) Index. US Value Fund - A Shares (at MOP) is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, March 30, 1990, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in US Value Fund - A Shares (at MOP) ($55,273) as compared to the S&P 500(R) Index ($44,047).

Average Annual Total Return - for the periods ended December 31, 2003
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                                       One        Five        Ten       Since
                                       Year       Year        Year    Inception*
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US Value Fund
- Investor Shares                     24.35%      7.72%      14.13%     13.55%
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US Value Fund - I Shares              24.26%      7.58%      13.98%     13.42%
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US Value Fund
- C Shares at NAV**                   22.67%      6.86%      13.34%     12.84%
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US Value Fund
- C Shares at MOP***                  20.30%      6.65%      13.22%     12.76%
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US Value Fund
- A Shares at NAV**                   24.54%      7.84%      14.37%     13.72%
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US Value Fund
- A Shares at MOP***                  17.36%      6.57%      13.70%     13.23%
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S&P 500(R)Index                       28.67%     (0.57)%     11.06%     11.39%
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2  Janus Adviser  December 31, 2003

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(unaudited)

FUND STRATEGY
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This nondiversified value fund seeks to find US companies of any size that are attractively priced.

FUND ASSET MIX - (% of Net Assets)
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                                  [PIE CHART]

Cash and Cash Equivalents -- 19.6%

Common Stock -- Domestic -- 80.4%

Number of Stocks: 20
Top 10 Equities: 60.8%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
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                                                               December 31, 2003

Berkshire Hathaway, Inc. - Class A                                   12.8%
Freddie Mac                                                           8.4%
Fannie Mae                                                            8.1%
American International Group, Inc.                                    6.5%
Cincinnati Financial Corp.                                            6.0%
Markel Corp.                                                          4.0%
TJX Companies, Inc.                                                   4.0%
Fifth Third Bancorp                                                   3.8%
Wells Fargo & Co.                                                     3.7%
Universal Health Services, Inc. - Class B                             3.5%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
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US Value Fund
S&P 500(R) Index

                                  [BAR CHART]

                                            US Value   S&P 500(R)
                                              Fund       Index

Finance - Mortgage Loan Banker                16.5%       1.2%
Multi-Line Insurance                          14.0%       2.8%
Reinsurance                                   12.8%        NA
Property and Casualty Insurance                8.5%       0.8%
Super-Regional Banks                           7.5%       5.4%
Medical - Hospitals                            6.2%       0.3%
Retail - Discount                              4.0%       3.0%
Finance - Credit Card                          3.1%       1.1%
Fiduciary Banks                                2.5%       0.7%
Food - Retail                                  1.8%       0.3%

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(1)  All returns include reinvested dividends and capital gains, but do not include the effect of taxes. See Notes to Schedules of Investments for index definitions.

  *  The Fund's inception date - March 30, 1990.
 ** Perfomance is shown at Net Asset Value (NAV) which does not include any applicable sales loads or contingent deferred sales charges. Performance would have been lower had these charges been taken into account.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 5.75% and 1.00% upfront sales charge on A Shares and C Shares, respectively. The performance shown for class A Shares does not reflect the 1.00% contingent deferred sales charge that may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and redeemed within 12 months of purchase. The one-year performance for Class C Shares reflects a contingent deferred sales charge of 1.00%, which applies to C Shares redeemed within 12 months of purchase.

See "Explanations of Charts, Tables and Financial Statements."

See Note 5 in Notes to Financial Statements.

Returns stated in the Average Annual Total Return Table for Investor Shares, I Shares and C Shares for periods prior to 10/13/03 are derived from the historical performance of Class A Shares of Vontobel US Value Fund. Returns are restated to reflect the higher expected fees and expenses of US Value Fund. Returns shown in the Portfolio Performance and Market Commentary and Financial Highlights are based on the actual historical returns of Vontobel US Value Fund.

This Fund is designed for long-term investors who can accept the special risks associated with value investing. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least Septmber 30, 2005. Without such waivers, total returns would have been lower.


                                             Janus Adviser  December 31, 2003  3

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US VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 80.4%
Commercial Banks - 1.3%
      31,000   Corus Bankshares, Inc. .........................    $    978,360

Fiduciary Banks - 2.5%
      34,600   State Street Corp. .............................       1,801,968

Finance - Credit Card - 3.1%
      46,700   American Express Co. ...........................       2,252,341

Finance - Mortgage Loan Banker - 16.5%
      78,474   Fannie Mae .....................................       5,890,258
     105,000   Freddie Mac ....................................       6,123,601

                                                                     12,013,859

Food - Retail - 1.8%
      60,700   Safeway, Inc.* .................................       1,329,937

Instruments - Controls - 1.5%
      48,600   Watts Water Technologies, Inc. - Class A .......       1,078,920

Medical - Hospitals - 6.2%
      82,700   Health Management Associates, Inc.
                  - Class A ...................................       1,984,800
      47,200   Universal Health Services, Inc. - Class B ......       2,535,584

                                                                      4,520,384

Multi-Line Insurance - 14.0%
      71,900   American International Group, Inc. .............       4,765,532
     105,300   Cincinnati Financial Corp. .....................       4,409,964
      41,737   Old Republic International Corp. ...............       1,058,450

                                                                     10,233,946

Property and Casualty Insurance - 8.5%
      32,800   Chubb Corp. ....................................       2,233,680
      11,630   Markel Corp.* ..................................       2,948,321
      22,150   Mercury General Corp. ..........................       1,031,083

                                                                      6,213,084

Reinsurance - 12.8%
         111   Berkshire Hathaway, Inc. - Class A* ............       9,351,750

Retail - Discount - 4.0%
     132,900   TJX Companies, Inc. ............................       2,930,445

Savings/Loan/Thrifts - 0.7%
       5,300   Golden West Financial Corp. ....................         546,907

Super-Regional Banks - 7.5%
      46,900   Fifth Third Bancorp ............................       2,771,790
      45,400   Wells Fargo & Co. ..............................       2,673,606

                                                                      5,445,396
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Total Common Stock (cost $46,980,462) .........................      58,697,297
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Short-Term U.S. Government Agency - 18.3%
               Federal Home Loan Bank System
 $13,400,000      0.65%, 1/2/04
                  (amortized cost $13,399,758) ................      13,399,758
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Total Investments (total cost $60,380,220) - 98.7% ............      72,097,055
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Cash, Receivables and Other Assets, net of Liabilities - 1.3% .         974,140
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Net Assets - 100% .............................................    $ 73,071,195
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See Notes to Schedules of Investments and Financial Statements.


4  Janus Adviser  December 31, 2003

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INTERNATIONAL EQUITY FUND (unaudited)                     Managed by Vontobel
                                                          Asset Management, Inc.


FUND PERFORMANCE AND MARKET COMMENTARY
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[PHOTO]
Rajiv Jain
portfolio manager

Economic momentum seems strong across the world from the US to Europe and throughout Asia. Thus, the best performing sectors were basic materials, industrials, construction, technology and telecoms. Blame it on luck or on our philosophy, we had no holdings in any of these sectors for the whole of 2003. As we constantly seek predictability in our investments, we vigilantly avoid unnecessary uncertainty. Normalizing for margins and revenue growth in most of the better names in the above mentioned sectors, we found precious few companies in which to invest. Obviously, these sectors went up without us for what was surely a wild ride. Against this backdrop, the Fund advanced 29.99% for its Investor Shares and 29.90% for its Class I Shares, while its benchmark, the MSCI EAFE(R) Index gained 38.59%.(1)

Considering this, it is a little surprising that we did not underperform even more as we were heavily weighted in the worst performing sectors including food, beverages and utilities. Fortuitously, some of our smaller positions added significantly to performance. This is also the very reason that we feel reasonably upbeat about our prospects for 2004. In fact, a number of our larger positions have not done much for the last 12 to 18 months. Names like Northern Rock, Diageo, Heineken, Bank of Ireland, Swedish Match and ABN Amro were either hindrances or very small contributors to our overall performance.

On the other hand, some of the big winners were Souza Cruz in Brazil, ITC in India, Anglo Irish in Ireland, Macquarie Bank in Australia, Signet in the UK and State Bank of India, each up an average of over 50% during the period. And always bitter-sweetly, we trimmed several names as they approached our price targets including Trinity Mirror, Dr. Reddy's, Dah Sing and Novo Nordisk.

The market that we missed in 2003 was Japan where ROEs (return on equity) still remain low and most companies still look to deploy their free cash in stocks of other companies. A number of companies that we visited talked about buying back stock, but execution remains weak on this front. We did find a few names like Millea, a property and casualty insurer, very attractive. We believe the stock is still undervalued by nearly 30%, its impressive performance last year notwithstanding. We see this as probably the bluest of the blue chips in Japan. The combined ratio has been below 100 for years, much like the rest of the P&C industry in Japan. With a sterling balance sheet and fairly aggressive buyback plan, we believe the book value should grow at double digits for years to come. Severity has been coming down due to deflation while cost control measures should result in better expense ratios, in our opinion.

Luckily for us, the tobacco names added decent performance in the last quarter after the industry won some reprieve from favorable legal verdicts in the US. Despite the run, we continue to see value in many tobacco names including Imperial Tobacco, British American Tobacco, Souza Cruz, ITC and Swedish Match. Approximately 10% of the Fund is in tobacco. We believe that with litigation risk lower than it has been for years and valuations still extremely attractive, we should be paid handsomely over the next few years in these names. All of these companies are growing at high-single-digit rates while selling at 9-12x earnings. The amount of cash that these businesses generate is mind-boggling, particularly when looking at the assets involved. The concern most often raised is that as prices keep going up due to taxes, the volume will decline more than the margin improvement can compensate for. Looking at the evidence, however, we are convinced otherwise. In the UK, for example, where cigarette prices are even higher than in New York City at around US$7 per pack, margins are the highest in the world at around 50% (Imperial). Imperial has been able to grow earnings at high-single digits for years in the UK market. As taxes increase in the rest of Europe, we believe that earnings growth will be robust over the next 3-5 years, especially for companies such as Imperial Tobacco. It is much easier to charge an additional 25 cents per pack when the prices have already gone up by 50 cents due to taxes. Even Philip Morris has seen its margins go up after the Master Settlement Agreement (MSA) over the last three years.

We remain wary of US dollar weakness and its impact on the earnings of companies like Heineken, Porsche, and BMW. In these cases, the impact is real, i.e., transaction-related as the goods are imported from Europe. In the case of Nestle, Cadbury, Bunzl, and Signet, the currency impact is largely translation-related as few goods are imported physically and the real intrinsic value of the businesses is not greatly impacted. The US dollar seems to be in secular decline, and has thus become an important factor on the margin in our earnings picture on a normalized basis. True to our conservative nature, we are therefore factoring a much weaker US dollar into our assumptions than analyst expectations. We have not increased Heineken from its existing 3.5-3.9% level due to this, as we believe the margins will be impacted after 2005 if the US dollar remains in its current position.


                                             Janus Adviser  December 31, 2003  5

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INTERNATIONAL EQUITY FUND (unaudited)

We have nevertheless found some high-quality names in Europe from a euro-based earnings growth perspective. Red Electrica is one such name. We believe the monopoly electricity transmission company in Spain will deliver 12-14% earnings growth for the next five years, irrespective of what happens in Spain or Europe. The stock sells for 13 times earnings and is yielding 4%. Our holding in Red Electrica, along with that in Banco Popular Espanol and Enagas, makes Spain one of our largest European exposures. All have grown with reasonable valuations and extremely predictable franchises.

The great news is that we believe the portfolio should continue to deliver double-digit earnings growth and is still selling at 14 times our expected earnings. The biggest risk for us remains our potential underperformance versus the benchmark if the economies continue to grow at current rates and we experience further commodity price increases. This would hurt our financial exposure along with the continuing lagging staples. Regardless, we believe this all means that 2004 could be another year of absolute performance, which is where our focus lies!

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

International Equity Fund - A Shares (at MOP)***            $19,462

Morgan Stanley Capital International EAFE(R) Index          $17,603

A graphic comparison of the change in value of a hypothetical $10,000 investment in International Equity Fund - A Shares (at MOP)*** and the Morgan Stanley Capital International EAFE(R) Index. International Equity Fund - A Shares (at
MOP) is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 6, 1990, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in International Equity Fund - A Shares (at MOP) ($19,462) as compared to the Morgan Stanley Capital International EAFE(R) Index ($17,603).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
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                                      One        Five        Ten        Since
                                      Year       Year        Year     Inception*
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International Equity Fund
- Investor Shares                    30.58%     (0.43)%      3.82%      5.44%
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International Equity Fund
- I Shares                           30.47%     (0.57)%      3.68%      5.31%
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International Equity Fund
- C Shares at NAV**                  31.45%     (0.79)%      3.35%      4.94%
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International Equity Fund
- C Shares at MOP***                 28.88%     (0.99)%      3.25%      4.86%
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International Equity Fund
- A Shares at NAV**                  30.67%     (0.34)%      3.92%      5.52%
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International Equity Fund
- A Shares at MOP***                 23.16%     (1.51)%      3.30%      5.06%
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Morgan Stanley Capital
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International EAFE(R)Index           38.59%     (0.05)%      4.47%      4.28%
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FUND STRATEGY
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This diversified fund seeks to invest in securities of large and medium-sized companies located primarily outside the U.S. that are attractively priced.

FUND ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Preferred Stock - 0.5%

Cash and Cash Equivalents - 3.6%

Common Stock - Foreign - 95.9%

Number of Stocks: 50
Top 10 Equities: 33.2%


6  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                                               December 31, 2003
Northern Rock PLC                                                     4.0%
Anglo Irish Bank Corporation PLC                                      4.0%
ABN AMRO Holding N.V.                                                 3.9%
Diageo PLC                                                            3.7%
Nestle S.A.                                                           3.5%
Heineken N.V.                                                         3.2%
British American Tobacco PLC                                          2.9%
Millea Holdings, Inc.                                                 2.8%
Banco Popular Espanol S.A.                                            2.7%
Macquarie Bank, Ltd.                                                  2.5%

TOP INDUSTRIES - FUND VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
International Equity Fund
MSCI EAFE(R) Index

                                   [BAR CHART]

                                            International     MSCI EAFE(R)
                                             Equity Fund         Index

Commercial Banks                                14.7%             4.8%
Tobacco                                          9.2%             0.7%
Money Center Banks                               7.5%            12.8%
Food - Diversified                               6.2%             3.1%
Diversified Operations                           4.6%             2.1%
Gas - Distribution                               4.6%             0.6%
Mortgage Banks                                   4.0%             0.0%
Food - Retail                                    3.9%             1.5%
Cosmetics and Toiletries                         3.8%             0.7%
Beverages - Wine and Spirits                     3.7%             0.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains, but do not include the effect of taxes. See Notes to Schedules of Investments for index definitions.

  * The Fund's inception date - July 6, 1990. Since inception returns reflect the returns of the Fund's predecessor from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown.
 ** Performance is shown at Net Asset Value (NAV) which does not include any applicable sales loads or contingent deferred sales charges. Performance would have been lower had these charges been taken into account.
*** Performance is shown at Maximum Offering Price (MOP) which includes the 5.75% and 1.00% upfront sales charge on A Shares and C Shares, respectively. The performance shown for Class A Shares does not reflect the 1.00% contingent deferred sales charge that may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and redeemed within 12 months of purchase. The one-year performance for Class C Shares reflects a contingent deferred sales charge of 1.00%, which applies to C Shares redeemed within 12 months of purchase.

See "Explanations of Charts, Tables and Financial Statements."

See Note 5 in Notes to Financial Statements.

Returns stated in the Average Annual Total Return Table for Investor Shares, I Shares and C Shares for periods prior to 10/13/03 are derived from the historical performance of Class A Shares of Vontobel International Equity Fund. Returns are restated to reflect the higher expected fees and expenses of International Equity Fund. Returns shown in the Portfolio Performance and Market Commentary and Financial Highlights are based on the actual historical returns of Vontobel International Equity Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.


                                             Janus Adviser  December 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 95.9%
Automotive - Cars And Light Trucks - 2.0%
      12,800   Honda Motor Company, Ltd. ......................    $    568,517

Beverages - Non-Alcoholic - 1.2%
         700   Lotte Chilsung Beverage Company, Ltd.* .........         348,972

Beverages - Wine and Spirits - 3.7%
      80,515   Diageo PLC .....................................       1,059,389

Brewery - 3.2%
      24,282   Heineken N.V. ..................................         924,664

Building - Residential And Commercial - 2.2%
      63,176   Barratt Developments PLC .......................         614,106

Commercial Banks - 14.7%
      47,530   ABN AMRO Holding N.V. ..........................       1,112,111
      71,377   Anglo Irish Bank Corporation PLC ...............       1,126,294
      38,996   Australia and New Zealand Banking
                  Group, Ltd. .................................         519,465
      12,733   Banco Popular Espanol S.A. .....................         759,676
      20,600   Bank of Ireland ................................         281,145
      18,300   Svenska Handelsbanken A.B. - Class A ...........         373,869

                                                                      4,172,560

Commercial Services - 1.2%
     278,500   Singapore Airport Terminal Services, Ltd. ......         350,933

Cosmetics and Toiletries - 3.8%
       3,760   Amorepacific Corp.* ............................         591,691
      24,000   Kao Corp. ......................................         488,196

                                                                      1,079,887

Distribution/Wholesale - 1.5%
     124,000   Esprit Holdings, Ltd. ..........................         412,875

Diversified Operations - 4.6%
      63,293   Bunzl PLC ......................................         483,527
      42,900   Remgro, Ltd. ...................................         453,744
      18,500   Wesfarmers, Ltd. ...............................         369,239

                                                                      1,306,510

Electric - Integrated - 0.5%
      12,700   Scottish & Southern Energy PLC .................         153,007

Electric - Transmission - 1.7%
      29,400   Red Electrica de Espana ........................         482,089

Finance - Investment Bankers/Brokers - 2.5%
      26,600   Macquarie Bank, Ltd. ...........................         712,684

Food - Confectionary - 2.1%
         414   Lindt & Spruengli A.G. .........................         344,790
         650   Lotte Confectionery Company, Ltd.* .............         244,671

                                                                        589,461

Food - Miscellaneous/Diversified - 6.2%
      59,817   Cadbury Schweppes PLC ..........................         439,303
      17,500   Kerry Group PLC ................................         328,898
       3,990   Nestle S.A. ....................................         996,895

                                                                      1,765,096

Food - Retail - 3.9%
     153,137   Tesco PLC ......................................         706,594
      97,281   William Morrison Supermarkets PLC ..............         393,575

                                                                      1,100,169

Gambling - Non-Hotel - 1.4%
      45,700   TABCORP Holdings, Ltd. .........................         386,678

Gas - Distribution - 4.6%
      57,600   Enagas .........................................         624,823
     191,000   Tokyo Gas Company, Ltd. ........................         680,807

                                                                      1,305,630

Medical - Drugs - 0.7%
       5,000   Novo Nordisk S.A. ..............................         203,705

Money Center Banks - 7.5%
      37,200   Banco Bilbao Vizcaya Argentaria S.A. ...........         513,799
       7,500   BNP Paribas S.A. ...............................         472,250
      22,476   Royal Bank of Scotland Group PLC ...............         662,278
      14,200   State Bank of India (GDR) ......................         473,996

                                                                      2,122,323

Mortgage Banks - 4.0%
      89,038   Northern Rock PLC ..............................       1,137,262

Multi-Line Insurance - 1.5%
       8,200   CNP Assurances .................................         426,963

Office Automation and Equipment - 2.0%
      29,000   Ricoh Company, Ltd. ............................         572,315

Property and Casualty Insurance - 2.8%
          61   Millea Holdings, Inc. ..........................         796,865

Publishing - Newspapers - 2.5%
      85,100   Johnston Press PLC .............................         709,535

Real Estate Management/Services - 1.2%
      11,400   Daito Trust Construction Company, Ltd. .........         338,266

Real Estate Operating/Development - 1.4%
      36,600   Westfield Holdings, Ltd. .......................         385,240

Retail - Jewelry - 0.9%
     142,070   Signet Group PLC ...............................         261,957

Soap and Cleaning Preparations - 1.2%
      15,058   Reckitt Benckiser PLC ..........................         340,726

Tobacco - 9.2%
      59,833   British American Tobacco PLC ...................         824,751
      24,600   Imperial Tobacco Group PLC .....................         484,416
      18,400   ITC, Ltd. (GDR) ................................         403,512
      32,800   Souza Cruz S.A. ................................         344,144
      55,600   Swedish Match A.B. .............................         567,954

                                                                      2,624,777
--------------------------------------------------------------------------------
Total Common Stock (cost $21,342,691) .........................      27,253,161
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Medical - Hospitals - 0.5%
       2,600   Rhoen-Klinikum A.G. (cost $128,902) ............         133,640
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 2.5%
               Federal Home Loan Bank System
$    700,000      0.65%, 1/2/04 (amortized cost $699,987) .....         699,987
--------------------------------------------------------------------------------
Total Investments (total cost $22,171,580) - 98.9% ............      28,086,788
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1% .         312,641
--------------------------------------------------------------------------------
Net Assets - 100% .............................................    $ 28,399,429
--------------------------------------------------------------------------------


See Notes to Schedules of Investments and Financial Statements.


8  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          8.4%            $   2,373,307
Bermuda                                            1.5%                  412,875
Brazil                                             1.2%                  344,144
Denmark                                            0.7%                  203,705
France                                             3.2%                  899,213
Germany                                            0.5%                  133,640
India                                              3.1%                  877,508
Ireland                                            6.2%                1,736,337
Japan                                             12.3%                3,444,966
Netherlands                                        7.3%                2,036,775
Singapore                                          1.2%                  350,933
South Africa                                       1.6%                  453,744
South Korea                                        4.2%                1,185,334
Spain                                              8.5%                2,380,387
Sweden                                             3.4%                  941,823
Switzerland                                        4.8%                1,341,686
United Kingdom                                    29.4%                8,270,424
United States++                                    2.5%                  699,987
--------------------------------------------------------------------------------
Total                                            100.0%            $  28,086,788

++Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


                                             Janus Adviser  December 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2003                                            International
(all numbers in thousands except                        US Value       Equity
net asset value per share)                               Fund(1)       Fund(2)

--------------------------------------------------------------------------------

Assets:
  Investments at cost                                  $   60,380    $   22,172
  Investments at value                                 $   72,097    $   28,087
    Cash                                                      127           123
    Receivables:
      Investments sold                                        808           343
      Portfolio shares sold                                   130            42
      Dividends                                                70            91
--------------------------------------------------------------------------------
Total Assets                                               73,232        28,686
--------------------------------------------------------------------------------
Liabilities:
    Payables:
      Investments purchased                                    --           229
      Portfolio shares repurchased                             59            --
      Dividends                                                --             3
      Advisory fees                                            58            23
      Transfer agent fees and expenses                          1             6
      Administrative fees - Investor Shares                     5             2
      Administrative fees - Class I Shares                      1            --
      Distribution fees - Investor Shares                      13             5
      Distribution fees - Class I Shares                        1            --
      Distribution fees - Class C Shares                        1            --
      Distribution fees - Class A Shares                        1            --
    Accrued expenses                                           21            19
--------------------------------------------------------------------------------
Total Liabilities                                             161           287
--------------------------------------------------------------------------------
Net Assets                                             $   73,071    $   28,399
--------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                 57,256        30,026
  Undistributed net investment income/(loss)*                  --            (7)
  Undistributed net realized gain/(loss) from
    investments and foreign currency transactions*          4,098        (7,555)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations          11,717         5,935
--------------------------------------------------------------------------------
Total Net Assets                                       $   73,071    $   28,399
--------------------------------------------------------------------------------
Net Assets - Investor Shares                           $   61,970    $   25,506
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                           2,845         1,720
--------------------------------------------------------------------------------
  Net Asset Value Per Share                            $    21.78    $    14.83
--------------------------------------------------------------------------------
Net Assets - Class I Shares                            $    6,005    $    1,409
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                             276            95
--------------------------------------------------------------------------------
  Net Asset Value Per Share                            $    21.78    $    14.82
--------------------------------------------------------------------------------
Net Assets - Class C Shares                            $    1,344    $       11
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                              62             1
--------------------------------------------------------------------------------
  Net Asset Value and Redemption Price Per Share(3)    $    21.52    $    14.95
--------------------------------------------------------------------------------
  Maximum Offering Price Per Share(4)                  $    21.74    $    15.10
--------------------------------------------------------------------------------
Net Assets - Class A Shares                            $    3,752    $    1,473
  Shares Outstanding, $0.001 Par Value
    (unlimited shares authorized)                             172            99
--------------------------------------------------------------------------------
  Net Asset Value Per Share                            $    21.82    $    14.84
--------------------------------------------------------------------------------
  Maximum Offering Price Per Share(5)                  $    23.15    $    15.75
--------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3) Redemption price per share may be reduced for any applicable contigent deffered sales charge.
(4)  Maximum offering price is computed at 100/99 of net asset value.
(5)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.


10  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                      International
For the fiscal year ended December 31, 2003                               US Value        Equity
(all numbers in thousands)                                               Fund(1)(3)     Fund(2)(4)

---------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                               $       15     $        3
  Dividends                                                                     964            848
  Foreign tax withheld                                                           --            (73)
---------------------------------------------------------------------------------------------------
Total Investment Income                                                         979            778
---------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                                 776            261
  Transfer agent expenses                                                       127             57
  Registration fees                                                             179            158
  Postage and mailing expenses                                                    1              1
  Custodian fees                                                                 37             78
  Printing expenses                                                              85             25
  Audit fees                                                                     36             45
  Trustees fees and expenses                                                    119             53
  Administrative fees - Investor Shares                                         120             41
  Administrative fees - Class I Shares                                           15              3
  Administrative fees - Class C Shares                                            1             --
  Administrative fees - Class A Shares                                            6              2
  Distribution fees - Investor Shares                                            35             13
  Distribution fees - Class I Shares                                              3              1
  Distribution fees - Class C Shares                                              9             --
  Distribution fees - Class A Shares                                              2              1
  Other expenses                                                                143            108
---------------------------------------------------------------------------------------------------
Total Expenses                                                                1,694            847
---------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                     --            (88)
---------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                              1,694            759
---------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                   (715)            19
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                       8,813          2,096
  Net realized gain/(loss) from foreign currency transactions                    --           (444)
  Change in net unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                         5,996          5,279
---------------------------------------------------------------------------------------------------
Increase from payment by affiliate (Note 2)                                      --             26
---------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                              14,809          6,957
---------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          $   14,094     $    6,976
---------------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3)  Commencement of operations of Class C Shares was October 9, 2002.
(4)  Commencement of operations of Class C Shares was October 13, 2003.

See Notes to Financial Statements.


                                            Janus Adviser  December 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           US Value                International Equity
For the fiscal year or period ended December 31                             Fund(1)                       Fund(2)
(all numbers in thousands)                                             2003       2002(3)(4)       2003(5)        2002(3)
---------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     (715)    $     (557)    $       19     $       64
  Net realized gain/(loss) from investment transactions
    and foreign currency transactions                                   8,813          5,389          1,652         (1,032)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    5,996         (8,113)         5,279         (2,106)
  Increase from payment by affiliate (Note 2)                              --             --             26             --
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        14,094         (3,281)         6,976         (3,074)
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*
    Investor Shares                                                        --            N/A           (128)           N/A
    Class I Shares                                                         --            N/A             (9)           N/A
    Class C Shares                                                         --             --             --             --
    Class A Shares                                                         --             --             (7)            --
  Net realized gain from investment transactions*
    Investor Shares                                                    (3,790)           N/A           (704)           N/A
    Class I Shares                                                       (386)           N/A            (41)           N/A
    Class C Shares                                                        (75)           (14)            --             --
    Class A Shares                                                       (190)        (4,966)           (42)            --
  Return of Capital
    Investor Shares                                                        --            N/A            (91)           N/A
    Class I Shares                                                         --            N/A             (6)           N/A
    Class C Shares                                                         --             --             --             --
    Class A Shares                                                         --             --             (6)            --
---------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (4,441)        (4,980)        (1,034)            --
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                     5,379            N/A          2,592            N/A
      Capital Transferred                                              53,231            N/A         20,887            N/A
    Class I Shares                                                         94            N/A             37            N/A
      Capital Transferred                                               5,687            N/A          1,435            N/A
    Class C Shares                                                        843            352             10             --
    Class A Shares                                                     15,803         89,364         13,148         11,344
  Reinvested dividends and distributions
    Investor Shares                                                     1,774            N/A            694            N/A
    Class I Shares                                                        153            N/A             24            N/A
    Class C Shares                                                         36             14             --             --
    Class A Shares                                                         73          4,700             36             --
  Shares repurchased
    Investor Shares                                                   (10,554)           N/A         (3,755)           N/A
    Class I Shares                                                     (1,208)           N/A           (415)           N/A
    Class C Shares                                                        (18)            --             --             --
    Class A Shares                                                    (61,614)       (59,669)       (18,940)       (23,600)
      Capital Transferred                                             (58,918)           N/A        (22,322)           N/A
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (49,239)        34,761         (6,569)       (12,256)
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (39,586)        26,500           (627)       (15,330)
Net Assets:
  Beginning of period                                                 112,657         86,157         29,026         44,356
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                    $   73,071     $  112,657     $   28,399     $   29,026
---------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $   15,744     $   96,456     $   16,510     $   34,874
  Proceeds from sales of securities                                    85,029         66,158         25,474         47,884
  Purchases of long-term U.S. government obligations                       --             --             --             --
  Proceeds from sales of long-term U.S. government obligations             --             --             --             --

  Undistributed net investment income/(loss)                               --             --     $      (32)    $       (7)

* See Note 3 in Notes to Financial Statements.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
(4)  Commencement of operations of Class C Shares was October 9, 2002.
(5)  Commencement of operations of Class C Shares was October 13, 2003.

See Notes to Financial Statements.


12  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

                                                                                              Vontobel
For a share outstanding during the               US Value Fund(1)                    US Value Fund - A Shares(1)
period ended December 31                               2003           2002              2001              2000          1999

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    18.64     $    19.86        $    19.29        $    14.27    $    16.73
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             --(2)        (.09)             (.12)              .02           .07
  Net realized/unrealized gain/(loss) on
    investments and foreign currencies                   4.46           (.33)              .71              5.00         (2.42)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.46           (.42)              .59              5.02         (2.35)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  --             --              (.02)               --          (.11)
  Distributions (from net realized gains)*              (1.32)          (.80)               --                --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (1.32)          (.80)             (.02)               --          (.11)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    21.78     $    18.64        $    19.86        $    19.29    $    14.27
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            24.32%         (2.20)%            3.06%            35.18%       (14.07)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   61,970     $  112,302        $   86,157        $  137,238    $   71,480
Average Net Assets for the Period (in thousands)   $   67,077            N/A               N/A               N/A           N/A
Ratio of Gross Expenses to Average Net Assets(3)         2.14%          1.74%(4)          1.75%(5)          1.75%         1.87%(6)
Ratio of Net Expenses to Average Net Assets(3)           2.14%          1.72%             1.75%(5)          1.75%         1.87%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.90)%        (0.63)%           (0.43)%            0.23%         0.40%
Portfolio Turnover Rate                                    21%            76%               66%              104%           67%

                                                  International                                Vontobel
For a share outstanding during the                Equity Fund(7)               International Equity Fund - A Shares(7)
period ended December 31                               2003           2002              2001              2000          1999

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    11.86     $    12.88        $    18.86        $    28.01    $    20.18
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            .12            .03              (.10)             (.03)          .06
  Net gain/(loss) on securities
    (both realized and unrealized)                       3.38          (1.05)            (5.41)            (5.30)         9.07
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.50          (1.02)            (5.51)            (5.33)         9.13
------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                (.07)            --              (.12)             (.08)         (.05)
  Distributions (from capital gains)*                    (.43)            --              (.35)            (3.74)        (1.25)
  Tax return of capital*                                 (.05)           N/A               N/A               N/A           N/A
  Payment by affiliate                                    .02             --                --                --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                            (.53)            --              (.47)            (3.82)        (1.30)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    14.83     $    11.86        $    12.88        $    18.86    $    28.01
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            29.99%         (7.92)%          (29.22)%          (18.70)%       46.52%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   25,506     $   29,026        $   44,356        $  133,233    $  192,537
Average Net Assets for the Period (in thousands)   $   23,269            N/A               N/A               N/A           N/A
Ratio of Gross Expenses to Average Net Assets(3)         2.91%(8)       2.44%             1.89%(5)          1.39%         1.28%
Ratio of Net Expenses to Average Net Assets(3)           2.91%          2.44%             1.88%(5)          1.38%         1.27%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.07%          0.18%            (0.38)%           (0.15)%        0.03%
Portfolio Turnover Rate                                    65%            98%               92%               69%           38%

*See Note 3 in Notes to Financial Statements.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)  See "Explanantions of Charts, Tables and Financial Statements."
(4) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(5) Expense ratio has increased by .29% for Vontobel US Value Fund and .13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(6)  The ratio was 2.76% in 1999 before waiver of management fees.
(7)  Vontobel International Equity Fund prior to reorganization (Note 1).
(8)  The ratio was 3.24% before the waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                                            Janus Adviser  December 31, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - I SHARES

                                                                                               Vontobel
For a share outstanding during the               US Value Fund(1)                     US Value Fund - A Shares(1)
period ended December 31                               2003           2002              2001              2000          1999

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    18.64     $    19.86        $    19.29        $    14.27    $    16.73
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.02)          (.09)             (.12)              .02           .07
  Net realized/unrealized gain/(loss) on
    investments and foreign currencies                   4.48           (.33)              .71              5.00         (2.42)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.46           (.42)              .59              5.02         (2.35)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  --             --              (.02)               --          (.11)
  Distributions (from net realized gains)*              (1.32)          (.80)               --                --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (1.32)          (.80)             (.02)               --          (.11)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    21.78     $    18.64        $    19.86        $    19.29    $    14.27
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            24.32%         (2.20)%            3.06%            35.18%       (14.07)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $    6,005     $  112,302        $   86,157        $  137,238    $   71,480
Average Net Assets for the Period (in thousands)   $    7,057            N/A               N/A               N/A           N/A
Ratio of Gross Expenses to Average Net Assets(2)         2.16%          1.74%(3)          1.75%(4)          1.75%         1.87%(5)
Ratio of Net Expenses to Average Net Assets(2)           2.16%          1.72%             1.75%(4)          1.75%         1.87%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.92)%        (0.63)%           (0.43)%            0.23%         0.40%
Portfolio Turnover Rate                                    21%            76%               66%              104%           67%

                                                 International                                Vontobel
For a share outstanding during the               Equity Fund(6)               International Equity Fund - A Shares(6)
period ended December 31                              2003           2002              2001              2000          1999

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    11.86     $    12.88        $    18.86        $    28.01    $    20.18
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            .10            .03              (.10)             (.03)          .06
  Net gain/(loss) on securities
    (both realized and unrealized)                       3.39          (1.05)            (5.41)            (5.30)         9.07
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.49          (1.02)            (5.51)            (5.33)         9.13
------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                (.06)            --              (.12)             (.08)         (.05)
  Distributions (from capital gains)*                    (.43)            --              (.35)            (3.74)        (1.25)
  Tax return of capital*                                 (.06)           N/A               N/A               N/A           N/A
  Payment by affiliate                                    .02             --                --                --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                            (.53)            --              (.47)            (3.82)        (1.30)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    14.82     $    11.86        $    12.88        $    18.86    $    28.01
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            29.90%         (7.92)%          (29.22)%          (18.70)%       46.52%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $    1,409     $   29,026        $   44,356        $  133,233    $  192,537
Average Net Assets for the Period (in thousands)   $    1,547            N/A               N/A               N/A           N/A
Ratio of Gross Expenses to Average Net Assets(2)         2.87%(7)       2.44%             1.89%(4)          1.39%         1.28%
Ratio of Net Expenses to Average Net Assets(2)           2.87%          2.44%             1.88%(4)          1.38%         1.27%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.11%          0.18%            (0.38)%           (0.15)%        0.03%
Portfolio Turnover Rate                                    65%            98%               92%               69%           38%

*See Note 3 in Notes to Financial Statements.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  See "Explanantions of Charts, Tables and Financial Statements."
(3) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(4) Expense ratio has increased by .29% for Vontobel US Value Fund and .13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(5)  The ratio was 2.76% in 1999 before waiver of management fees.
(6)  Vontobel International Equity Fund prior to reorganization (Note 1).
(7)  The ratio was 3.21% before the waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


14  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - C SHARES

                                                                      Vontobel
For a share outstanding during the               US Value Fund(1)  US Value Fund
periods ended December 31                              2003          2002(1)(2)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    18.60      $    17.49
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            (.07)           (.06)
  Net realized/unrealized gain/(loss)
    on investments and foreign currencies                 4.31            1.97
--------------------------------------------------------------------------------
Total from Investment Operations                          4.24            1.91
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --              --
  Distributions (from net realized gains)*               (1.32)           (.80)
--------------------------------------------------------------------------------
Total Distributions                                      (1.32)           (.80)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    21.52      $    18.60
--------------------------------------------------------------------------------
Total Return**                                           23.18%          10.82%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    1,344      $      355
Average Net Assets for the Period (in thousands)    $      948             N/A
Ratio of Gross Expenses to Average Net Assets***(3)       3.16%           2.74%
Ratio of Net Expenses to Average Net Assets***(3)         3.16%           2.72%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               (1.81)%         (1.63)%
Portfolio Turnover Rate***                                  21%             76%

                                                               International
For a share outstanding during the                             Equity Fund(4)
period ended December 31                                            2003

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    13.91
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                          .11
  Net gain/(loss) on securities (both realized and unrealized)         1.34
--------------------------------------------------------------------------------
Total from Investment Operations                                       1.45
--------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                                --
  Distributions (from capital gains)*                                  (.43)
  Payment by affiliate                                                  .02
--------------------------------------------------------------------------------
Total Distributions and Other                                          (.41)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $    14.95
--------------------------------------------------------------------------------
Total Return**                                                        10.71%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $       11
Average Net Assets for the Period (in thousands)                 $       10
Ratio of Gross Expenses to Average Net Assets***(3)                    1.92%(5)
Ratio of Net Expenses to Average Net Assets***(3)                      1.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***        (0.14)%
Portfolio Turnover Rate***                                               65%

   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year.
 *** Annualized for periods of less than one full year.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Commencement of operations for Class C Shares was October 9, 2002.
(3)  See "Explanantions of Charts, Tables and Financial Statements."
(4)  Period from October 13, 2003 (inception) to December 31, 2003.
(5)  The ratio was 5.85% before the waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


                                            Janus Adviser  December 31, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - A SHARES

                                                                                              Vontobel
For a share outstanding during the              US Value Fund(1)                    US Value Fund - A Shares(1)
periods ended December 31                             2003           2002              2001              2000          1999

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    18.64     $    19.86        $    19.29        $    14.27    $    16.73
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            .03           (.09)             (.12)              .02           .07
  Net realized/unrealized gain/(loss) on
    investments and foreign currencies                   4.47           (.33)              .71              5.00         (2.42)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.50           (.42)              .59              5.02         (2.35)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  --             --              (.02)               --          (.11)
  Distributions (from net realized gains)*              (1.32)          (.80)               --                --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (1.32)          (.80)             (.02)               --          (.11)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    21.82     $    18.64        $    19.86        $    19.29    $    14.27
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            24.54%         (2.20)%            3.06%            35.18%       (14.07)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $    3,752     $  112,302        $   86,157        $  137,238    $   71,480
Average Net Assets for the Period (in thousands)   $    3,649            N/A               N/A               N/A           N/A
Ratio of Gross Expenses to Average Net Assets(2)         2.11%          1.74%(3)          1.75%(4)          1.75%         1.87%(5)
Ratio of Net Expenses to Average Net Assets(2)           2.11%          1.72%             1.75%(4)          1.75%         1.87%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                 (0.88)%        (0.63)%           (0.43)%            0.23%         0.40%
Portfolio Turnover Rate                                    21%            76%               66%              104%           67%

                                                 International                                Vontobel
For a share outstanding during the               Equity Fund(6)              International Equity Fund - A Shares(6)
period ended December 31                              2003           2002              2001              2000          1999

------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    11.86     $    12.88        $    18.86        $    28.01    $    20.18
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                            .12            .03              (.10)             (.03)          .06
  Net gain/(loss) on securities
    (both realized and unrealized)                       3.39          (1.05)            (5.41)            (5.30)         9.07
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.51          (1.02)            (5.51)            (5.33)         9.13
------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
  Dividends (from net investment income)*                (.06)            --              (.12)             (.08)         (.05)
  Distributions (from capital gains)*                    (.43)            --              (.35)            (3.74)        (1.25)
  Tax return of capital*                                 (.06)           N/A               N/A               N/A           N/A
  Payment by affiliate                                    .02             --                --                --            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                            (.53)            --              (.47)            (3.82)        (1.30)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    14.84     $    11.86        $    12.88        $    18.86    $    28.01
------------------------------------------------------------------------------------------------------------------------------
Total Return                                            30.07%         (7.92)%          (29.22)%          (18.70)%       46.52%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $    1,473     $   29,026        $   44,356        $  133,233    $  192,537
Average Net Assets for the Period (in thousands)   $    1,395            N/A               N/A               N/A           N/A
Ratio of Gross Expenses to Average Net Assets(2)         2.87%(7)       2.44%             1.89%(4)          1.39%         1.28%
Ratio of Net Expenses to Average Net Assets(2)           2.87%          2.44%             1.88%(4)          1.38%         1.27%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.11%          0.18%            (0.38)%           (0.15)%        0.03%
Portfolio Turnover Rate                                    65%            98%               92%               69%           38%

*See Note 3 in Notes to Financial Statements.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  See "Explanantions of Charts, Tables and Financial Statements."
(3) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(4) Expense ratio has increased by .29% for Vontobel US Value Fund and .13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(5)  The ratio was 2.76% in 1999 before waiver of management fees.
(6)  Vontobel International Equity Fund prior to reorganization (Note 1).
(7) The ratio was 3.21% in 2003 before the waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.


16  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

S&P 500(R)Index          The Standard & Poor's Composite Index of 500 stocks, a
                         widely recognized, unmanaged index of common stock prices.

Morgan Stanley Capital   Is a market capitalization weighted index composed of
International EAFE(R)    companies representative of the market structure of 21
Index                    Developed Market countries in Europe, Australasia and
                         the Far East.

NASDAQ Composite Index   Is an unmanaged index that measures all NASDAQ domestic
                         and non-U.S. based common stocks listed on the NASDAQ stock market.

Russell 2000(R) Index    Measures the performance of the 2,000 smallest
                         companies in the Russell 3000(R) Index with an average market capitalization of approximately $852 million as of December 31, 2003.

GDR                      Global Depository Receipt

PLC                      Public Limited Company

*Non-income-producing security.


                                            Janus Adviser  December 31, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Effective October 13, 2003, Vontobel US Value Fund and Vontobel International Equity Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with US Value Fund and International Equity Fund, respectively (collectively the "Funds" and individually the "Fund"). As a result of the reorganization, existing Reorganizing Funds Class A shareholders who purchased shares directly received the Funds' Investor Class shares, existing Reorganizing Funds Class A Shareholders who purchased shares through a financial intermediary without sales charge received the Funds' Class I Shares, existing Reorganizing Funds Class A Shareholders who purchased shares with a sales charge received the Funds' Class A Shares, and existing Reorganizing Funds Class C shareholders received Class C Shares of the corresponding Fund. The plan of reorganization provided for, among other items listed in the Shareholder Meeting section of this report, the transfer of assets and liabilities of the Reorganizing Funds to the Funds. The Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each of the Reorganizing Funds is considered the surviving entity, and the statement of changes and financial highlights shown for the fiscal periods prior to December 31, 2003 are of the Reorganizing Funds.

Janus Capital Management LLC ("Janus Capital") invested intital seed capital in the amount of $10,000 for the International Equity Fund - C Shares. This class was effective on October 13, 2003.

US Value Fund and International Equity Fund are series funds. The Funds are part of Janus Adviser (the "Trust"), which was organized as a Delaware statutory Trust on May 2, 2003, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers two Funds, which invest primarily in equity securities. The International Equity Fund is classified as diversified, as defined in the 1940 Act. US Value Fund is classified as nondiversified.

Prior to October 13, 2003, the Reorganizing Funds were a series established under Vontobel Funds, Inc. ("VFI").

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are between the closing of their principle markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals


18  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or exceeds the current market value of the corresponding forward currency contracts.

FOREIGN CURRENCY TRANSLATIONS

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each of the Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securies is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Janus Capital is the investment adviser to the Funds. US Value Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .96% of the first $100 million of average daily net assets, .85% of average daily net assets over $100 million to $300 million and .75% of average daily net assets in excess of $300 million. International Equity Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .99% of the first $100 million of average daily net assets, .85% of average daily net assets over $100 million to $300 million and .75% of average daily net assets over $300 million.

Prior to October 13, 2003, Vontobel Asset Management, Inc. ("Vontobel") served as investment adviser to Vontobel US Value Fund and Vontobel International Equity Fund, the Funds' predecessors. Pursuant to Investment Advisory Agreements with each of the Reorganizing Funds, Vontobel received an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

Vontobel Asset Management, Inc., formerly named Vontobel USA Inc. ("Vontobel") serves as subadviser to the Funds. Janus Capital pays Vontobel a subadvisory fee from its management fee at the annual rate of between .74% and .215% for US Value Fund and .408% and .215% for International Equity Fund based on the value of each Fund's respective average daily net assets.

The Trust currently offers four classes of shares: Investor Shares, Class I Shares, Class C Shares and Class A Shares. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class A, C and Investor Shares have a minimum initial investment requirement. Certain financial intermediaries may offer


                                            Janus Adviser  December 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

only one class of shares. Class A and C Shares include a 5.75% and 1.00% upfront sales charge of the offering price, respectively. Class C Shares includes a 1.00% contingent deferred sales charge paid by the redeeming shareholder. This sales charge applies to shares redeemed within 12 months. The redemption price may differ from the net asset value per share. During the fiscal year ended December 31, 2003, the US Value Fund - Class C Shareholders and International Equity Fund - Class C Shareholders paid $77,677 and $71,973 of contingent deferred sales charges, respectively.

The Reorganizing Funds offered Class A Shares which included a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2.00% on the proceeds of Class A Shares redeemed within 360 days. Class A Shares may have been purchased without a front-end sales charge through certain third-party fund "supermarkets." Vontobel US Value Fund also offered Class C Shares which included a maximum front-end sales charge of 1.00% and a maximum contingent deferred sales charge of 1.00% on the proceeds of Class C Shares redeemed within 2 years of purchase.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives from the Funds a fee at an annual rate of up to .10% of the average daily net assets of the Investor Shares of each of the Funds and at an annual rate of up to .25% of the average daily net assets of Class I Shares of each of the Funds, to compensate Janus Services for providing, or arranging for the record keeping, subaccounting, and administrative services.

Prior to October 13, 2003, Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Reorganizing Funds, provided shareholder, recordkeeping, administrative and blue-sky filing services. The Reorganizing Funds compensated CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS received 0.15% of average daily net assets from the Vontobel US Value Fund and 0.20% of average daily net assets from the Vontobel International Equity Fund.

Prior to October 13, 2003, Fund Services, Inc. ("FSI") provided transfer and dividend disbursing agent services to the Reorganizing Funds.

First Dominion Capital Corp. ("FDCC") acted as the Reorganizing Funds' principal underwriter in the continuous public offering of the Reorganizing Funds' shares. In addition to underwriting fees and commissions received relating to the distribution of the Reorganizing Funds' shares, FDCC received a maximum contingent deferred sales charge ("CDSC") of 2.00% for certain share redemptions occurring within 360 days of purchase of Class A Shares and within 2 years of purchase of Class C Shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

For the period January 1, 2003 through October 13, 2003 (date of reorganization) affiliated parties of the Reorganizing Funds received the following for administrative, underwriting and transfer agent services rendered:

                                                   FDCC
                                               (Commissions  FDCC
                                          CSS    and Fees)  (CDSC)     FSI
--------------------------------------------------------------------------------
Vontobel US Value Fund                  146,468   10,116    77,677    82,009
Vontobel International Equity Fund       49,917    1,473    71,973    33,549
--------------------------------------------------------------------------------


20  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prior to October 13, 2003, certain officers and/or directors of the Reorganizing Funds were also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

Janus Capital has agreed to reimburse the Funds by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the administrative fee applicable to Investor Shares and I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of .90% for US Value Fund and 1.00% for International Equity Fund of the average daily net assets of each of the Funds until at least September 30, 2005. Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any class of the Funds, with the exceptions noted above, exceed the percentages stated. For the fiscal year ended December 31, 2003, total fees and expenses absorbed by Janus Capital were $88 for International Equity Fund. At December 31, 2003, the reimbursement that may be potentially made by the Fund to Janus Capital and that will expire during the year ended December 31, 2006 was $88 for International Equity Fund. Janus Capital did not absorb any fees and expenses for US Value Fund.

Prior to the reorganization, Vontobel had voluntarily agreed to waive its fees and reimburse the International Equity Fund for expenses in order to limit the operating expenses to 1.89% of average net assets of the Fund. Vontobel waived $88,172 through the date of the reorganization.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Investor Shares, Class I Shares and Class A Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of the Investor, Class I and Class A Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Investor, Class I and Class A Shares' average daily net assets. The Class C Shares have adopted a Distribution and Shareholder Servicing Plan (the "Class C Plan") pursuant to Rule 12B-1under the 1940 Act. The Class C Plan authorizes payments by the Funds in connection with the distribution of the Class C Shares at an annual rate of up to 1.00% average daily net assets of Class C Shares. Up to .75% of this fee is for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Class C Plan permits the payment of up to .25% of this fee for shareholder servicing activities.

The Vontobel US Value Fund had adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Vontobel US Value Fund. The Plan provided that the Vontobel US Value Fund pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represented distribution 12b-1 fees and 0.25% represented shareholder servicing fees.

A 1.00% redemption fee may be imposed on Investor and Class I Shares of the International Equity Fund held for 3 months or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. There were no redemption fees received by International Equity Fund, Investor and Class I Shares, during the fiscal year ended December 31, 2003.

During the fiscal year ended December 31, 2003, Janus Capital reimbursed the International Equity Fund $26,260 as a result of the reorganization between Vontobel International Equity Fund and International Equity Fund on October 13, 2003. Various foreign security shares held in the portfolio of Vontobel International Equity Fund could not be converted to the International Equity Fund's portfolio due to foreign regulation constraints on the transfer of the shares from one entity to another, i.e. Vontobel International Equity Fund to International Equity Fund. The International Equity Fund was required to sell the foreign shares prior to the conversion and buy them back in the open market following the conversion. This resulted in a realized loss to the Fund and was subsequently reimbursed by Janus Capital on October 30, 2003.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. US Value and International Equity paid $1,337 and $851, respectively for DST Systems Cost from October 13, 2003 through the period end.


                                            Janus Adviser  December 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2003, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2008 and December 31, 2009.

The International Equity Fund incurred "Post-October" losses during the period from November 1, 2003 through December 31, 2003. These losses will be deferred for tax purposes and recognized during the year ended December 31, 2004.

Other book-to-tax differences in the current year primarily consist of foreign currency contract adjustments. Subsequent to the merger date, the Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The capital loss carryforward in International Equity Fund includes $16,037,872 acquired in the reorganization of Vontobel International Equity Fund described in Note 5. This capital loss carryover may be subject to annual limitations under applicable tax laws and may expire unutilized. Due to these limitations, $7,741,091 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in-capital. During the period ended December 31, 2003, International Equity Fund utilized $501,865 of its capital loss carryforward.

                                                                                             Net Tax AP/DP
                               Undistributed   Undistributed                                  on Foreign       Net Tax
                                  Ordinary       Long-Term    Accumulated     Post-October     Currency       AP/DP on
Fund                               Income          Gains     Capital Losses     Deferral      and Futures    Investments
------------------------------------------------------------------------------------------------------------------------
US Value Fund(1)                $    58,856    $ 4,080,358             --              --              --    $11,676,183
International Equity Fund(2)             --        240,339    $(7,794,916)    $    (6,962)    $    19,731      5,915,208
------------------------------------------------------------------------------------------------------------------------

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                   Federal Tax     Unrealized      Unrealized
Fund                                  Cost        Appreciation   (Depreciation)
--------------------------------------------------------------------------------
US Value Fund(1)                   $60,420,872    $11,692,388      $(16,205)
International Equity Fund(2)        22,171,580      5,983,106       (67,898)
--------------------------------------------------------------------------------
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).


22  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                      Distributions
                               ------------------------
For the fiscal period or         From                        Tax         Net
year ended December 31, 2003   Ordinary  From Long-Term   Return of   Investment
Fund                            Income    Capital Gains    Capital       Loss
--------------------------------------------------------------------------------
US Value Fund(1)                     --    $4,441,095          --            --
International Equity Fund(2)   $143,837       787,056     $102,709    $(185,610)
--------------------------------------------------------------------------------
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
                                            Distributions
For the fiscal period or          ------------------------------
year ended December 31, 2002      From Ordinary   From Long-Term  Net Investment
Fund                                  Income      Capital Gains         Loss
--------------------------------------------------------------------------------
Vontobel US Value Fund                   $0         $4,979,832      $(557,163)
Vontobel International Equity Fund        0                  0              0
--------------------------------------------------------------------------------

4. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.


                                            Janus Adviser  December 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FUND REORGANIZATION

Effective October 13, 2003, Vontobel US Value Fund and Vontobel International Equity Fund participated in a tax-free reorganization with US Value Fund and International Equity Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities as follows: Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares directly received US Value Fund - Investor Shares and International Equity Fund - Investor Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares through a financial intermediary without sales charge received US Value Fund - Class I Shares and International Equity Fund - Class I Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares with a sales charge received US Value Fund - Class A Shares and International Equity Fund - Class A Shares, respectively. Existing Vontobel US Value Fund Class C shareholders received US Value Fund - Class C Shares.

Vontobel US Value Fund - Class A Shares transferred net assets and shares outstanding to US Value Fund - Investor Shares and Class I Shares as detailed below.

                                                 Net Assets   Shares Transferred
--------------------------------------------------------------------------------
US Value Fund - Investor Shares                  $63,503,746       3,003,063
US Value Fund - Class I Shares                   $ 6,776,017         320,433
--------------------------------------------------------------------------------
                                                 $70,279,763       3,323,496
--------------------------------------------------------------------------------

Vontobel US Value Fund - Class C transferred net assets of $1,163,895 and shares outstanding of 55,606 to US Value Fund - Class C Shares. The remaining net assets of $3,265,888 and shares outstanding of 154,441 of the Vontobel US Value Fund - Class A were transferred directly into US Value - Class A Shares.

Vontobel International Equity Fund - Class A Shares transferred net assets and shares outstanding to International Equity Fund - Investor Shares and Class I Shares as detailed below.

                                                 Net Assets   Shares Transferred
--------------------------------------------------------------------------------
International Equity Fund - Investor Shares      $24,444,903       1,757,101
International Equity Fund - Class I Shares       $ 1,674,733         120,345
--------------------------------------------------------------------------------
                                                 $26,119,636       1,877,446
--------------------------------------------------------------------------------

The remaining net assets of $1,288,651 and shares outstanding of 92,625 of the Vontobel International Equity Fund - Class A were transferred directly into International Equity Fund - Class A Shares.


24  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

For the fiscal year or period ended December 31         US Value           International Equity
(all numbers in thousands)                               Fund(1)                  Fund(2)
                                                    2003        2002(3)      2003       2002(3)
-----------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                         249         N/A         182         N/A
    Shares transferred                              3,003         N/A       1,757         N/A
  Reinvested dividends and distributions               83         N/A          48         N/A
-----------------------------------------------------------------------------------------------
Total                                               3,335         N/A       1,987         N/A
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                 (490)        N/A        (267)        N/A
Net Increase/(Decrease) in Fund Shares              2,845         N/A       1,720         N/A
Shares Outstanding, Beginning of Period                --         N/A          --         N/A
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                   2,845         N/A       1,720         N/A
-----------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class I Shares
  Shares sold                                           5         N/A           3         N/A
    Shares transferred                                320         N/A         120         N/A
  Reinvested dividends and distributions                7         N/A           2         N/A
-----------------------------------------------------------------------------------------------
Total                                                 332         N/A         125         N/A
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                  (56)        N/A         (30)        N/A
Net Increase/(Decrease) in Fund Shares                276         N/A          95         N/A
Shares Outstanding, Beginning of Period                --         N/A          --         N/A
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     276         N/A          95         N/A
-----------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class C Shares
  Shares sold                                          42          18           1         N/A
  Reinvested dividends and distributions                2           1          --         N/A
-----------------------------------------------------------------------------------------------
Total                                                  44          19           1         N/A
-----------------------------------------------------------------------------------------------
  Shares Repurchased                                   (1)         --          --         N/A
Net Increase/(Decrease) in Fund Shares                 44          19           1         N/A
Shares Outstanding, Beginning of Period                19          --          --         N/A
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      62          19           1         N/A
-----------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class A Shares
  Shares sold                                         810       4,454       1,124         914
  Reinvested dividends and distributions                4         248           3          --
-----------------------------------------------------------------------------------------------
Total                                                 814       4,702       1,127         914
-----------------------------------------------------------------------------------------------
  Shares Repurchased                               (3,343)     (3,016)     (1,599)     (1,910)
    Shares transferred                             (3,323)        N/A      (1,877)        N/A
Net Increase/(Decrease) in Fund Shares             (5,852)      1,686      (2,349)       (996)
Shares Outstanding, Beginning of Period             6,024       4,338       2,448       3,444
-----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     172       6,024          99       2,448
-----------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3)  Commencement of operations of Class C Shares was October 9, 2002.
(4)  Commencement of operations of Class C Shares was October 13, 2003.


                                            Janus Adviser  December 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

7. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries - which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. One of the requests received to date seeks documents related to Janus Aspen Series. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of the date of this report, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against Janus Capital or any of the Janus funds.

While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital which, as of the date of this annual report, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated.

As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has bee advised by certain financial intermediaries that, as a result of system errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.


26  Janus Adviser  December 31, 2003

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--------------------------------------------------------------------------------

Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing the opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and
(4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

Subsequent to the initiation of the investigations by the NYAG and the SEC, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of
Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and
(vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more of the Janus entities (Janus Capital Group Inc., Janus Capital Management LLC, or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc. and directors of Janus Capital Group Inc.

These lawsuits are pending in a number of state and federal jurisdictions. Janus Capital Group Inc. has filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions have also been filed by other plaintiffs and defendants. The MDL Panel held a hearing on the various transfer motions on January 29, 2004, and as of the date of this annual report the MDL Panel has not yet issued its ruling on the transfer motions. For each case, Janus Capital Group Inc. has requested (or is in the process of requesting) a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay has been entered, or is not opposed, in the majority of pending cases. A stay has been denied in only one case, in the Southern District of Illinois, and that case has been remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


                                            Janus Adviser  December 31, 2003  27

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Janus Adviser Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of US Value Fund (formerly Vontobel U.S. Value Fund, one of the funds constituting the series of Vontobel Funds, Inc.) and International Equity Fund (formerly Vontobel International Equity Fund, one of the funds constituting the series of Vontobel Funds, Inc.), (hereafter referred to as the "Funds") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The Statement of Changes in Net Assets for the year ended December 31, 2002 and the Financial Highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated February 14, 2003, expressed an unqualified opinion on these statements.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
February 23, 2004


28  Janus Adviser  December 31, 2003

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through December 31, 2003.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of December 31, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.


                                            Janus Adviser  December 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)(continued)

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from a Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and fund turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual return reported the last day of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the fund turnover rate, which measures the buying and selling activity in a Fund. Fund turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire Fund is turned over in a year; a 50% rate means that an amount equal to the value of half the Fund is traded in a year; and a 200% rate means that an amount equal to the value of the Fund is sold every six months.


30  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Trust's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72.

The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve three other registered investment companies advised by Janus Capital:
Janus Investment Fund, Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, the four registered investment companies consist of 61 series or funds.

TRUSTEES

                                                                                               Number of
                                                                                               Funds in
Name, Age as of                                                                                Fund Complex
December 31, 2003         Positions Held   Length of       Principal Occupations               Overseen        Other Directorships
and Address               with Funds       Time Served     During the Past Five Years          by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
Thomas H. Bailey*         Trustee          5/03-Present    Formerly, President (1978-2002)         61          N/A
151 Detroit Street                                         and Chief Executive Officer (1994-
Denver, CO 80206                                           2002) of Janus Capital or Janus
Age 66                                                     Capital Corporation. Formerly,
                                                           Chairman and Director (1978-2002)
                                                           of Janus Capital Corporation; and
                                                           Director (1997-2001) of Janus
                                                           Distributors, Inc.; President and
                                                           Director (1994-2002) of the
                                                           Janus Foundation.

Mark B. Whiston           Chairman and     5/03-Present    President, Chief Executive Officer      2           N/A
151 Detroit Street        Trustee                          and Director Janus Capital Group
Denver, CO 80206                                           Inc. (since 1/1/03); President and
Age 42                                                     Chief Executive Officer, Janus
                                                           Capital Management LLC (since 9/1/02).
                                                           Formerly, President of Retail and
                                                           Institutional Services, Janus Capital
                                                           (11/00-9/02); Vice President and Chief
                                                           Marketing Officer of Janus Capital
                                                           Corporation (Janus Capital's predecessor)
                                                           (3/91-11/00).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                            Janus Adviser  December 31, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                               Number of
                                                                                               Funds in
Name, Age as of                                                                                Fund Complex
December 31, 2003         Positions Held   Length of       Principal Occupations               Overseen        Other Directorships
and Address               with Funds       Time Served     During the Past Five Years          by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Samuel Boyd, Jr.          Trustee          8/03-Present    Manager (since 1978) of Customer        2           Director, World Funds
151 Detroit Street                                         Service Operations and Accounting                   Inc., The World
Denver, CO 80206                                           Division, Potomac Electric Power                    Insurance Trust,
Age 63                                                     Company, Washington, D.C.                           Vontobel Funds USA
                                                                                                               and Satuit Capital
                                                                                                               Management Trust.

Thomas I. Florence        Trustee          5/03-Present    Consultant, President, Dividend         2           N/A
151 Detroit Street                                         Capital Securities LLC (since July
Denver, CO 80206                                           2003). Formerly, President
Age 41                                                     Morningstar Investment Services
                                                           (3/00-12/02) and Managing Director,
                                                           Pilgrim Baxter & Associates
                                                           (12/96-3/00).

Arthur F. Lerner          Trustee          5/03-Present    Retired. Formerly, Senior Vice          2           Director, Sthenos
151 Detroit Street                                         President Arnhold and                               Capital (United
Denver, CO 80206                                           S. Bleichroeder (investment                         Kingdom).
Age 61                                                     manager) (12/69-1/03).

Dennis B. Mullen          Trustee          5/03-Present    Private Investor.                       61          Director, Red Robin
151 Detroit Street                                                                                             Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe            Trustee          5/03-Present    Professor of Business, University       61          Director, Optika,
151 Detroit Street                                         of Colorado, Colorado Springs, CO                   Inc. and Neocore
Denver, CO 80206                                           (since 2002). Formerly, Distinguished               Corp.
Age 60                                                     Visiting Professor of Business (2001-
                                                           2002), Thunderbird (American
                                                           Graduate School of International
                                                           Management), Phoenix, AZ; and
                                                           Principal (1988-1999) of Phillips-
                                                           Smith Retail Group, Addison, TX
                                                           (a venture capital firm).

Maureen T. Upton          Trustee          5/03-Present    Formerly, Director of Sales and         2           N/A
151 Detroit Street                                         Marketing, Intelligent Markets, Inc.
Denver, CO 80206                                           (3/00-3/03); Associate Equities
Age 37                                                     Division, Goldman Sachs & Co.
                                                           (8/98-1/00).


32  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS

Name, Age as of                                                  Term of Office*
December 31, 2003                                                and Length          Principal Occupations
and Address              Positions Held with Funds               of Time Served      During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early          Vice President and General Counsel      5/03-Present        Senior Vice President, General Counsel,
151 Detroit Street                                                                   Chief Corporate Affairs Officer, and
Denver, CO 80206                                                                     Secretary of Janus Capital and Janus
Age 48                                                                               Capital Group Inc.; Vice President,
                                                                                     General Counsel and Secretary of Janus
                                                                                     Services LLC, Janus Capital International
                                                                                     LLC, Janus Institutional Services LLC, Janus
                                                                                     Distributors LLC and the Janus Foundation;
                                                                                     Vice President, General Counsel and Director
                                                                                     to Janus International (Asia) Limited and
                                                                                     Janus International Limited; Director for
                                                                                     Janus Capital Trust Manager Limited, Janus
                                                                                     World Principal Protected Funds and Janus
                                                                                     World Funds; and Board member of Janus
                                                                                     Global Funds SPC. Formerly, Interim Director
                                                                                     of Janus Capital (2002-2003); Director
                                                                                     (2001) of Janus Distributors, Inc. and Janus
                                                                                     Services, Inc.; and General Counsel,
                                                                                     Secretary and Director (2000-2002) of Janus
                                                                                     International Holding, Inc.

Anita E. Falicia         Vice President, Treasurer and           5/03-Present        Vice President of Investment
151 Detroit Street       Principal Accounting Officer                                Accounting of Janus Capital.
Denver, CO 80206         Chief Financial Officer                 5/03-10/03          Formerly, Assistant Vice President
Age 35                                                                               (2000-2002) of Investment
                                                                                     Accounting of Janus Capital or Janus Capital
                                                                                     Corporation; Director (1999- 2000) of
                                                                                     Investment Accounting of Janus Capital
                                                                                     Corporation; and Director (1997-1999) of
                                                                                     Fund Accounting of Janus Capital
                                                                                     Corporation.

Bonnie M. Howe           Vice President                          5/03-Present        Vice President and Assistant General
151 Detroit Street                                                                   Counsel to Janus Capital, Janus
Denver, CO 80206                                                                     Distributors LLC and Janus Services
Age 38                                                                               LLC. Formerly, Assistant Vice
                                                                                     President (1997-1999) and Associate
                                                                                     Counsel (1995-1999) for Janus
                                                                                     Capital Corporation and Assistant
                                                                                     Vice President (1998-2000) for Janus
                                                                                     Service Corporation.

Kelley Abbott Howes      Vice President and Secretary            5/03-Present        Vice President of Domestic Funds
151 Detroit Street                                                                   and Assistant General Counsel of
Denver, CO 80206                                                                     Janus Capital; Vice President and
Age 38                                                                               Assistant General Counsel of Janus
                                                                                     Distributors LLC and Janus Services
                                                                                     LLC. Formerly, Assistant Vice
                                                                                     President (1997-1999) of Janus
                                                                                     Capital Corporation; Chief
                                                                                     Compliance Officer, Director and
                                                                                     President (1997-1999) of Janus
                                                                                     Distributors, Inc.; and Assistant Vice
                                                                                     President (1998-2000) of Janus
                                                                                     Service Corporation.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                                            Janus Adviser  December 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS (cont.)

Name, Age as of                                                  Term of Office*
December 31, 2003                                                and Length          Principal Occupations
and Address              Positions Held with Funds               of Time Served      During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and                      5/03-Present        Vice President and Chief Compliance
151 Detroit Street       Chief Compliance Officer                                    Officer of Janus Capital and Janus
Denver, CO 80206                                                                     Distributors LLC; and Assistant Vice
Age 46                                                                               President of Janus Services LLC.
                                                                                     Formerly, Senior Vice President and
                                                                                     Director (1985-2000) of Mutual Fund
                                                                                     Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief Executive Officer   10/03-Present       Executive Vice President and Chief
151 Detroit Street                                                                   Operating Officer of Janus Capital
Denver, CO 80206                                                                     Group Inc. and Janus Capital.
Age 52                                                                               Formerly, President and Chief
                                                                                     Executive Officer of ICMA Retirement
                                                                                     Corporation (1993-2003).

Loren M. Starr           Vice President and Chief Financial      5/03-Present        Senior Vice President and Chief
151 Detroit Street       Officer                                                     Financial Officer of Janus Capital and
Denver, CO 80206         President and Chief Executive Officer   5/03-10/03          Janus Capital Group Inc.; Vice President
Age 42                                                                               and Chief Financial Officer of Janus
                                                                                     Services LLC, Janus Distributors LLC, Janus
                                                                                     Capital International LLC and Janus
                                                                                     Institutional Services LLC; Vice President,
                                                                                     Treasurer, Chief Financial Officer and
                                                                                     Director of Janus International Limited;
                                                                                     Director of Janus Capital Trust Manager
                                                                                     Limited, Janus World Principal Protected
                                                                                     Funds, Janus International (Asia) Limited
                                                                                     and Janus World Funds; and Board member of
                                                                                     Janus Global Funds SPC. Formerly, Interim
                                                                                     Director of Janus Capital (2002-2003); Vice
                                                                                     President of Finance, Treasurer, Chief
                                                                                     Financial Officer (2001-2002) and Director
                                                                                     (2002) for Janus International Holding,
                                                                                     Inc.; and Managing Director, Treasurer and
                                                                                     Head of Corporate Finance and Reporting
                                                                                     (1998-2001) for Putnam Investments.

Heidi J. Walter          Vice President                          5/03-Present        Vice President and Assistant General
151 Detroit Street                                                                   Counsel to Janus Capital and Janus
Denver, CO 80206                                                                     Services LLC. Formerly, Vice President
Age 36                                                                               and Senior Legal Counsel (1995-1999)
                                                                                     for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


34  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETINGS (unaudited)

The proposal described below was considered at a special meeting of the Vontobel Fund Shareholders. The Meeting was held on September 19, 2003. Tabulations of the votes received on the proposal presented at the meeting with respect to Vontobel US Value Fund and Vontobel International Equity Fund appear below. Each vote reported represents a value held on the record date of the meeting.

PROPOSAL
Approve an Agreement and Plan of Reorganization by and between Janus Adviser and Vontobel Funds, Inc. on behalf of the Fund.

                                         Number of Shares         Percentage of Outstanding Shares     Percentage of Shares Voted
                    Record
Fund             Total Shares   Affirmative   Against    Abstain   Affirmative   Against   Abstain   Affirmative   Against   Abstain
------------------------------------------------------------------------------------------------------------------------------------
US Value Fund      3,586,286     1,677,826    148,759    42,601       46.78%      4.15%     1.19%      89.76%        7.96%     2.28%
International
  Equity Fund      1,988,720     1,163,233     13,893     9,236       58.49%      0.70%     0.46%      98.05%        1.17%     0.78%
------------------------------------------------------------------------------------------------------------------------------------


                                            Janus Adviser  December 31, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES


36  Janus Adviser  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES


                                            Janus Adviser  December 31, 2003  37

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Janus provides access to a wide range of investment disciplines.

                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE

Janus' growth funds focus on companies       Janus' global and international funds        Janus' core funds seek investments in
believed to be the leaders in their          emphasize companies believed to have         more stable and predictable companies.
respective industries - companies in         solid prospects for growth and               These funds seek to offer a strategic
growing industries, led by solid             overlooked investment opportunities          combination of steady growth and for
management teams and with expanding          regardless of their location. Janus          certain funds, some degree of income.
market share, margins and efficiencies.      research seeks to take advantage of
                                             attractive investment opportunities in
                                             foreign markets, where accurate
                                             information is often at a premium.

                 VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500(R)           Janus' income funds seek to provide more
believe are poised for a turnaround. The     Index, while mathematically managing         safety relative to equities while
goal is to gain unique insight into a        risk. Managed by INTECH, this fund uses      seeking to deliver a competitive total
company's true value and identify and        a purely mathematical-based,                 return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

                   FOR MORE INFORMATION, GO TO WWW.JANUS.COM.


                            [LOGO] JANUS CAPITAL
                                          Group

                                   151 Detroit Street
                                   Denver, CO 80206
                                   1-800-525-3713

Vontobel Asset Management, Inc. is the subadviser to the US Value and International Equity Funds.

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (1/04)
                                                                 109-02-100 2/04

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Adviser's Board of Trustees has determined that the following members of Janus Adviser's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Dennis B. Mullen (Chairman) and Samuel Boyd, Jr. each of whom is "independent" under the standards set forth in Item 3 to Form N-CSR.


Item 4 - Principal Accountant Fees and Services

          Pre-reorganization:

          Effective October 13, 2003, Vontobel U.S. Value Fund and Vontobel International Equity Fund, separate series of Vontobel Funds, Inc. (the "Predecessor Fund"), participated in a tax-free reorganization with US Value Fund and International Equity Fund, separate series of Janus Adviser (the "Fund"), respectively. US Value Fund and International Equity Fund were created as "shells" for the transfer of net assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, respectively. For accounting purposes, the Predecessor Fund is considered the surviving entity. The Predecessor Fund's auditor was Tate, Weller & Baker (the "Predecessor Auditor"). The
          Fund's auditor is PricewaterhouseCoopers LLP (the "Auditor"). The Principal Accountant Fees and Services information shown below is organized into two sections, one pre-reorganization and one post-reorganization.


     The following table shows the amount of fees that Predecessor Auditor, billed to the Predecessor Fund during the Predecessor Fund's fiscal year ended December 31, 2002 and for the period January 1, 2003 through the date of reorganization, October 13, 2003. For engagements with Predecessor Auditor entered into on or after May 6, 2003, the Predecesso Audit Committee approved in advance all audit services and non-audit services that Predecessor Auditor provided to the Predecessor Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Predecessor Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Predecessor Fund during the fiscal year in which the services are provided; (B) the Predecessor Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Predecessor Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

      Services that the Predecessor Auditor Billed to the Predecessor Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
        December 31                  Billed to           Fees Billed to           Billed to             Billed to
                                  Predecessor Fund      Predecessor Fund       Predecessor Fund      Predecessor Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003*                                    $76,500              $0                    $5,500                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2002                                    $56,500               $0                  $0                     $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                   N/A                    N/A                  N/A
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

        *January 1, 2003 through October 13, 2003 (date of reorganization)
        The above "Audit Fees" were billed for amounts related to the audit of the Predecessor Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.


     Services that the Predecessor Fund's Auditor Billed to the Predecessor Adviser and Affiliated Predecessor Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Vontobel Asset Management, Inc. (the Predecessor "Adviser"), and any entity controlling, controlled by or under common control with the Predecessor Adviser ("Predecessor Control Affiliate") that provided ongoing services to the Predecessor Fund ("Affiliated Predecessor Fund Service Provider"), for engagements directly related to the Predecessor Fund's operations and financial reporting, during the Predecessor Fund's fiscal year ended December 31, 2002 and the period January 1, 2003 through the date of reorganization, October 13, 2003.

     The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Predecessor Adviser and any Affiliated Predecessor Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid the Predecessor Adviser by the Fund, the Predecessor Adviser and Affiliated Predecessor Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Predecessor Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Predecessor Fund's audit is completed.

------------------------------- --------------------- ---------------------- ----------------------
                                   Audit-Related                                 All Other Fees
                                   Fees Billed to       Tax Fees Billed to    Billed to Predecessor
                                Predecessor Adviser    Predecessor Adviser    Adviser and Affiliated
                                   and Affiliated      and Affiliated Fund       Fund Service
      Fiscal Year Ended           Predecessor Fund      Predecessor Fund      Predecessor Fund
         December 31             Service Providers      Service Providers      Service Providers
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
2003*                                    $0                  $0                  $0
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
Percentage approved pursuant            0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
2002                                    $0                  $0                   $0
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
Percentage approved pursuant            N/A                    N/A                  N/A
to pre-approval exception
------------------------------- --------------------- ---------------------- ---------------------

* January 1, 2003 through October 13, 2003 (date of reorganization)

                               Non-Audit Services

     The following table shows the amount of fees that Predecessor Auditor billed during the Predecessor Fund's fiscal year ended December 31, 2002 and the period January 1, 2003 through October 13, 2003 (date of the reorganization) for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee was required to pre-approve non-audit services that Auditor provided to the Adviser and any Affiliated Predecessor Fund Service Provider, if the engagement related directly to the Predecessor Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Predecessor Auditor about any non-audit services that Predecessor Auditor rendered during the Predecessor Fund's fiscal year ended December 31, 2002 and the period January 1, 2003 through the date of the reorganization, October 13, 2003, to the Predecessor Adviser and any Affiliated Predecessor Fund Service Provider. The Predecessor Audit Committee considered this information in evaluating Predecessor Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Predecessor       Total Non-Audit
                                                      Fund Service Providers        Fees billed to
                                                      (engagement related        Predecessor Adviser
                                      Total              Directly to the            and Affiliated
                                   Non-Audit Fees     operations and financial   Predecessor Fund
                                 Billed to the           reporting of the          Service Providers
      Fiscal Year Ended          Predecessor Fund        Predecessor Fund)     (all other engagements)    Total of (A), (B)
        December 31                      (A)                  (B)                    (C)                      and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003*                                 $0                     $0                     $0                       $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2002                                    $0                     $0                     $0                       $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

     1. The Audit Committee also considered amounts billed by Predecessor Auditor to all other Predecessor Control Affiliates in evaluating Predecessor Auditor's independence. * Period January 1, 2003 through October 13, 2003 (date of reorganization).


                             Pre-Approval Policies

     The Predecessor Fund's Audit Committee Charter required the Predecessor Fund's Audit Committee to pre-approve any engagement of Predecessor Auditor
     (i) to provide Audit or Non-Audit Services to the Predecessor Fund or (ii) to provide Non-Audit Services to Predecessor Adviser or any Affiliated Fund Service Provider, if the engagement related directly to the operations and financial reporting of the Predecessor Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, could grant the pre-approval. All such delegated pre-approvals were be presented to the Audit Committee no later than the next Audit Committee meeting.


Post-reorganization:

     The following table shows the amount of fees that Auditor billed to the Fund during the Fund's first fiscal year, subsequent to the date of the reorganization, October 13, 2003. The Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
        December 31                Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003*                                    $35,500                $0                    $0                   $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------

*Subsequent to Ocotber 13, 2003 (date or reorganization)



             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's first fiscal year, subsequent to the date of teh reorganization, October 13, 2003.

     The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid the Adviser by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                               All Other Fees
                                   Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Affiliated Fund        Affiliated Fund        Fund Service
         December 31             Service Providers      Service Providers        Providers
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2003*                                    $7,000                 $0                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------

* Subsequent to October 13, 2003 (date of reorganization)
     The above "Audit-Related Fees" were billed for amounts related to the due diligence related to mergers and acquisitions and semi-annual financial statement disclosure review.


                               Non-Audit Services

     The following table shows the amount of fees that Auditor billed during the Fund's fiscal year for non-audit services, subsequent to the date of the reorganization, October 13, 2003. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser Fund
                                                         Service Providers         Total Non-Audit
                                                       (engagements related         Fees billed to
                                                          directly to the            Adviser and
                                      Total                operations and          Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund            the Fund  )      (all other engagements)      Total of (A), (B)
        December 31                      (A)                  (B)                    (C)                      and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003*                                    $0                     $0                      $0                      $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2002                                    N/A                   N/A                       N/A                   N/A
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

* Subsequent to Ocotber 13, 2003 (date of reorganization)
1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.

                             Pre-Approval Policies

     The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide Non-Audit Services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.


Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders
         Not applicable.

Item 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

     (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

          (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b)of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

          (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.
           (a) (3) Not applicable.

          (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: February 27, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  February 27, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  February 27, 2004